Vincent J. Delie, Jr.
President and Chief Executive Officer
Vincent J. Calabrese, Jr.
Chief Financial Officer
F.N.B. Corporation
Investor Presentation
KBW Boston Bank Conference
Dated: February 26, 2013
Exhibit 99.1

This presentation and the reports F.N.B. Corporation files with the Securities and Exchange Commission often contain “forward-looking statements” relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause F.N.B. Corporation’s future results to differ materially from historical performance or projected performance. These factors include, but are not limited to: (1) a significant increase in competitive pressures among financial institutions; (2) changes in the interest rate environment that may reduce interest margins; (3) changes in prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions; (5) various monetary and fiscal policies and regulations of the U.S.
government that may adversely affect the businesses in which F.N.B. Corporation is engaged; (6) technological issues which may adversely affect F.N.B.
Corporation’s financial operations or customers; (7) changes in the securities markets; (8) housing prices; (9) job market; (10) consumer confidence and spending habits; (11) estimates of fair value of certain F.N.B. Corporation assets and liabilities; (12) in connection with the pending mergers with Annapolis Bancorp, Inc.
and Parkview Financial Corp., difficulties encountered in expanding into a new market; or (13) the effects of current, pending and future legislation, regulation and regulatory actions; or (14) other risk factors mentioned in the reports and registration statements F.N.B. Corporation files with the Securities and Exchange
Commission.  F.N.B. Corporation undertakes no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this presentation.
To supplement its consolidated financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), the Corporation provides additional measures of operating results, net income and earnings per share (EPS) adjusted to exclude certain costs, expenses, and gains and losses.  The
Corporation believes that these non-GAAP financial measures are appropriate to enhance the understanding of its past performance as well as prospects for its future performance.  In the event of such a disclosure or release, the Securities and Exchange Commission’s Regulation G requires: (i) the presentation of the most directly comparable financial measure calculated and presented in accordance with GAAP and (ii) a reconciliation of the differences between the non-GAAP financial measure presented and the most directly comparable financial measure calculated and presented in accordance with GAAP. The required presentations and reconciliations are contained herein and can be found at our website, www.fnbcorporation.com, under “Shareholder and Investor Relations” by clicking on
“Non-GAAP Reconciliation.”
The Appendix to this presentation contains non-GAAP financial measures used by the Corporation to provide information useful to investors in understanding the
Corporation's operating performance and trends, and facilitate comparisons with the performance of the Corporation's peers.  While the Corporation believes that these non-GAAP financial measures are useful in evaluating the Corporation, the information should be considered supplemental in nature and not as a substitute for or superior to the relevant financial information prepared in accordance with GAAP. The non-GAAP financial measures used by the Corporation may differ from the non-GAAP financial measures other financial institutions use to measure their results of operations.  This information should be reviewed in conjunction with the Corporation’s financial results disclosed on January 23, 2013 and in its periodic filings with the Securities and Exchange Commission.
Cautionary Statement Regarding Forward-Looking Information
and Non-GAAP Financial Information

Additional Information About the Mergers

INFORMATION ABOUT THE MERGER WITH PVFC
F.N.B. Corporation (FNB) and PVF Capital Corp. (PVFC) will file a proxy statement/prospectus and other relevant documents with the SEC in connection with their pending merger.
SHAREHOLDERS OF PVF CAPITAL CORP. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY OTHER
RELEVANT DOCUMENT FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN
IMPORTANT INFORMATION.
FNB, PVFC and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of PVFC in connection with the proposed merger. The proxy statement/prospectus, when it becomes available, will describe any interest in the merger they may have.
INFORMATION ABOUT THE MERGER WITH ANNB
In connection with the pending merger between FNB and Annapolis Bancorp, Inc. (ANNB), FNB has filed a Registration Statement on Form S-4 (Registration
No. 333-186159) with the SEC, which includes a Proxy Statement of ANNB and a Prospectus of FNB.
STOCKHOLDERS OF ANNAPOLIS BANCORP, INC. ARE ADVISED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS
REGARDING THE MERGER AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE
DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.
FNB, ANNB and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of ANNB in connection with the merger. A description of their interests in the merger is included in the proxy statement/prospectus of ANNB and FNB.
HOW TO OBTAIN ADDITIONAL INFORMATION
Free copies of the documents referred to above may be obtained, free of charge, at the SEC’s website at www. sec.gov, or by contacting any of the persons listed below:
For documents filed by FNB -- James G. Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone (724) 983-3317
For documents filed by PVFC -- Jeffrey N. Male, Secretary, PVF Capital Corp., 30000 Aurora Road, Solon, OH 44139, telephone (440) 248-7171
For documents filed by ANNB -- Edward J. Schneider, Treasurer and Chief Financial Officer, Annapolis Bancorp, Inc., 1000 Bestgate Road, Suite 400, Annapolis,
MD 21401, telephone (410) 224-4455
This communication does not constitute an offer of any securities for sale.

4 F.N.B. Corporation

Key Investment Considerations

Positioned  to Achieve Long-Term Growth
1. Experienced leadership
2. Sustainable business model
3. Attractive market position
4. Consistent, strong operating results and favorable trends
5. Proven, disciplined acquisition strategy
6. Investment thesis geared toward shareholder value creation

Fourth Largest Pennsylvania-Based Bank	• Assets:$13.2 billion[1] • Loans:$9.0 billion[1] • Deposits:$10.8 billion[1] • Banking locations:270[1] • Consumer finance locations:71

Well-Positioned for Sustained Growth	• Attractive footprint: Banking locations span 53 counties/four states[1]
	• Leading market position[2]
	  • #3 market share in the Pittsburgh MSA
	  • #3 overall market share in Pennsylvania based on counties of operation
	  • #5 overall market position for all counties of operation

Strong Operating Results	• Top quartile profitability performance • EPS growth:2012 operating EPS of $0.84 represents 17% growth • Loan growth:14th consecutive linked-quarter total organic loan growth • Strong performance:3-year total shareholder return of 84%[3]

Consistent Operating Strategy	• Maintain low-risk profile: Enterprise-wide risk management
	• Position for sustained growth and profitability
	  • Reposition and reinvest for growth
	  • Disciplined expense control
	  • Expanding market share potential

FNB Corporation

F.N.B. Corporation

(1) Pro-forma for pending acquisitions of ANNB, scheduled to close 4/2013 with expected total assets of $0.4 billion, loans of $0.3 billion, deposits of $0.3 billion and 8 banking locations and PVFC, expected to close 3Q13 with expected assets of $0.8 billion, loans of $0.6 billion, deposits of $0.6 billion and 16 baking locations; (2) SNL Financial, Pro-forma, Excludes custodian bank; (3) As of February 21, 2013

Years of
Banking
Experience Joined FNB Prior Experience
President and CEO
Vincent J. Delie, Jr. 26 2005 National City
President, First National Bank
John C. Williams, Jr. 42 2008 Huntington
National City
Mellon Bank
Chief Financial Officer
Vincent J. Calabrese, Jr. 25 2007 People’s United
Chief Credit Officer
Gary L. Guerrieri 27 2002 FNB
Promistar
Experienced Leadership

Experienced and respected executive management team

Sustainable Business Model

Sustainable Business Model
Risk Management
Maintain low risk
profile
Target neutral interest
rate risk position
Fund loan growth with
deposits
Adhere to consistent
underwriting and
pricing standards
Maintain rigid expense
control
Efficient capital
management
Growth
Organic growth:
Investments in people,
product development,
high-growth potential
market segments
Acquisition-related
growth:
Culture
Attract, retain and
develop top talent
Strong cross-sell
environment
Holistic incentive
compensation
structure supports
cross-functional focus
Monitor external and
internal service
excellence, quality and
satisfaction
Recognize
accomplishments and
innovation
Shareholder Value
Disciplined, growth
oriented focus guided
by commitment to
shareholder value
Long-term investment
thesis centered on:
Regional model
Best-in-class,
enterprise-wide
sales management
Deep product set
Disciplined,
strategic, accretive
Targeted EPS
growth
Strong dividend

9 Reposition and Reinvest Strategy

Reposition and Reinvest Strategy

Talent Management
Geographic Segmentation
Sales Management/Cross-Sell
Product Development
Branch Optimization
Electronic Delivery Investment
Expansion Through Acquisition
Consistent, strong operating results
Revenue growth
Consistent, organic growth
14 consecutive quarters organic total loan growth
15 consecutive quarters organic core commercial
loan growth
Attractive market position
Expanded market share potential via entry and expansion
in attractive markets
Strong 3-year total shareholder return
Strategic Actions Drive Long-Term Growth and Performance
Actions
Results

Reposition and Reinvest Strategy – 2009-2013 Significant Actions

2009 2010 2011 2012 2013
PEOPLE Talent Management
Strengthened team through key
hires; Continuous team
development
Attract, retain, develop best talent
Geographic Segmentation
Regional model
Regional
Realignment
PROCESS Sales Management/Cross Sell
Proprietary sales management
system developed and
implemented: Balanced
scorecards, cross-functional
alignment
Consumer
Banking
Scorecards
Consumer Banking Refinement/Daily Monitoring
Commercial
Banking Sales
Management
Expansion to additional lines of business
PRODUCT Product Development
Deepened product set and niche
areas allow FNB to successfully
compete with larger banks and
gain share
Private Banking Capital Markets
Online and mobile banking investment /implementation
Asset Based
Lending
Small Business
Realignment
Treasury
Management
PRODUCTIVITY Branch Optimization
Continuous evolution of branch
network to optimize profitability
and growth prospects
De-Novo Expansion
Consolidate 37
Branches
Continued
Evaluation
Acquisitions
Opportunistically expand
presence in attractive markets
CB&T Parkvale ANNB and PVFC

Cross-Functional Sales Management Drives Growth

“What Gets Measured Gets Done”
A cross-functional, disciplined sales
management process drives loan growth and
growth in lower-cost transaction deposits,
supporting the net interest margin, delivering
greater profitability and deepening the client
relationship.
$4.4
$3.9
$3.3
$3.1
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
12/31/2012 12/31/2011 12/31/2010 12/31/2009
Commercial Loan Portfolio
$2.8
$2.2
$1.7
$1.5
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
12/31/2012 12/31/2011 12/31/2010 12/31/2009
DDA's and Customer Repos
$2.6
$2.2
$2.0
$1.9
$0.0
$0.5
$1.0
$1.5
$2.0
$2.5
$3.0
12/31/2012 12/31/2011 12/31/2010 12/31/2009
Consumer Loan Portfolio
(1)
(2)
Balances shown are period-end balances, $ in billions.
(1) Core commercial loan portfolio, excluding the Florida portfolio; (2) Consumer loans excludes the residential portfolio.

13 Market Position

Top Market Overall Position

Source:  SNL Financial, deposit data as of June 30, 2012, pro-forma as of February 21, 2013, excludes custodian bank
FNB Pennsylvania Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 306 53,477,806 34.1
2 Royal Bank of Scotland 209 10,728,368 6.5
3 F.N.B. Corporation 228 8,548,326 5.7
4 M&T Bank Corp. 130 6,703,099 4.5
5 Wells Fargo & Co. 65 4,776,100 3.2
6 First Commonwealth 101 3,957,651 2.6
7 Banco Santander 75 3,854,650 2.6
8 Dollar Bank 37 3,453,494 2.3
9 First Niagara Financial 74 3,147,291 2.1
10 Susquehanna Bancshares 80 3,123,468 2.1
Total (1-134) 2,456 149,889,192 100.0
FNB holds the #3 overall retail market position for Pennsylvania counties of operation and #5 position for all counties
FNB All Counties of Operation
Rank Institution
Branch
Count
Total Market
Deposits
($ 000)
Total
Market
Share
(%)
1 PNC Financial Services 460 60,155,071 25.9
2 Royal Bank of Scotland 298 14,949,617 6.4
3 KeyCorp 99 11,129,246 4.8
4 Huntington Bancshares 224 10,492,839 4.5
5 F.N.B. Corporation 270 10,135,228 4.4
6 M&T Bank Corp. 151 8,603,725 3.7
7 FirstMerit Corp. 104 6,513,189 2.8
8 TFS Financial Corp 22 6,162,459 2.6
9 Wells Fargo & Co. 76 5,575,216 2.4
10 Dollar Bank 66 5,172,305 2.2
Total (1-213) 3,822 232,660,382 100.0

Philadelphia
Baltimore
Washington
Allentown
Lake Erie
Allegheny Plateau

Banking Footprint – Regional View

Source: SNL Financial, Pro-Forma
(1) Includes expected regions associated with pending acquisitions.
FNB’s regional model utilizes six regions, including three in top 30 MSA markets, with each region having a regional headquarters housing cross-functional teams.
(1)
Top 30 MSA Presence
MSA Population
Baltimore
2.7 million
(#20 MSA)
Pittsburgh
2.4 million
(#22 MSA)
Cleveland
2.1  million
(#28 MSA)

Market Position and Opportunity

MSA Statistics Pittsburgh, PA Cleveland, OH Baltimore, MD
FNB Presence
Deposits (1) $3.5 billion $0.06 billion $0.34 billion
% of FNB Total Deposits (1) 39% 1% 4%
Deposit Market Share (1) (2) 4.5% 0.1% 0.5%
Deposit Market Rank (1) (2) #3 #27 #20
FNB’s market presence Established,
achieving #3 rank in
2012
Expanded,
via pending PVFC
acquisition
Entry,
via pending ANNB
acquisition
Market
Deposits (2) $96.7 billion $50.3 billion $63.6 billion
U.S. Deposit Rank 2012 #17 #32 #25
Population (2) 2.4 million 2.1 million 2.7 million
U.S. Population Rank #22 #28 #20
Households (2) 1.0 million 0.9 million 1.0 million
Median Household Income $45,359 $46,212 $62,687
Unemployment (3) 7.2% 6.5% 7.0%
Companies with Revenue >$1 Million 9,988 9,251 10,863
(1) Pro-forma, as of June 30, 2012, market share rank excludes custodian bank; (2) Data per SNL (3) Data per the Bureau of Labor Statistics for December 2012
FNB’s presence in major MSA’s provides opportunity

12,000
10,000
8,000
6,000
4,000
2,000
-
9,988
9,251
2,210
2,064
1,972
10,863
Pittsburgh PA
Clev-Elyria-Mentor OH
Harrisburg-Carlisle PA
Scranton-Wilkes Barre PA
Yo-Warren-Boardman OH-PA
Baltimore-Towson MD

3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
2,356,285
2,077,240
549,745
563,631
565,773
2,710,489
Pittsburgh PA
Clev-Elyria-Mentor OH
Harrisburg-Carlisle PA
Scranton-Wilkes Barre PA
Yo-Warren-Boardman OH-PA
Baltimore-Towson MD

1,000,000
800,000
600,000
400,000
200,000
-
1,000,755
852,488
223,760
230,329
227,644
1,042,841
Pittsburgh PA
Clev-Elyria-Mentor OH
Harrisburg-Carlisle PA
Scranton-Wilkes Barre PA
Yo-Warren-Boardman OH-PA
Baltimore-Towson MD

$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$45,359
$46,212
$53,289
$41,077
$39,404
$62,687
Pittsburgh PA
Clev-Elyria-Mentor OH
Harrisburg-Carlisle PA
Scranton-Wilkes Barre PA
Yo-Warren-Boardman OH-PA
Baltimore-Towson MD

F.N.B. Corporation

Market Opportunity

Note: Above metrics at the MSA level
(1) Data per Hoover’s as of February 2, 2013
(2) Data per SNL Financial
# of Companies with Revenue Greater Than $1 Million
(1)
Population
(2)
Median Household Income
(2)
# of Households
(2)

#3 Position in the Pittsburgh MSA

Source:  MSA population per U.S. Census Bureau 2010 data; Deposit market share per SNL Financial as of June 30, 2012, pro-forma as of January 25, 2013
Population
Rank MSA (000's) #1 #2 #3
1
New York
(1) 18,897        JPM BofA Citi
2 Los Angeles 12,829        BofA Wells Fargo Mitsubishi UFJ
3 Chicago 9,461          JPM BMO BofA
4 Dallas 6,372          BofA JPM Wells Fargo
5 Philadelphia 5,965          TD Wells Fargo HSBC
6 Houston 5,947          JPM Wells Fargo BofA
7 Washington 5,582          Capital One Wells Fargo BofA
8 Miami 5,565          Wells Fargo BofA Citi
9 Atlanta 5,269          SunTrust Wells Fargo BofA
10 Boston 4,552          BofA RBS Banco Santander
11 San Francisco 4,335          BofA Wells Fargo Citi
12 Detroit 4,296          JPM Comerica BofA
13 Riverside 4,225          BofA Wells Fargo JPM
14 Phoenix 4,193          Wells Fargo JPM BofA
15 Seattle 3,440          BofA Wells Fargo U.S. Bancorp
16
Minneapolis
(1)
3,280          Wells Fargo U.S. Bancorp TCF
17 San Diego 3,095          Wells Fargo Mitsubishi UFJ BofA
18 St. Louis 2,813          U.S. Bancorp BofA Commerce
19 Tampa 2,783          BofA Wells Fargo SunTrust
20 Baltimore 2,710          BofA M&T PNC
21 Denver 2,543          Wells Fargo FirstBank U.S. Bancorp
22
Pittsburgh
(1)
2,356          PNC RBS
23 Portland 2,226          BofA U.S. Bancorp Wells Fargo
24 Sacramento 2,149          Wells Fargo BofA U.S. Bancorp
25 San Antonio 2,143          Cullen/Frost BofA Wells Fargo
Top 3 Banks in MSA by Deposit Market Share
FNB is uniquely
positioned  as
one of only very
few community
banks to hold a
Top 3 deposit
market rank in
one of the
nation’s 25
largest
metropolitan
statistical areas.
F.N.B. Corporation

19 Strong Operating Results Favorable Trends

Strong Operating Results and Favorable Trends

2012 2011 2010
Consistent
Earnings
Growth (1)
Net income - operating $117,835 $90,285 $68,201
Earnings per diluted share – operating $0.84 $0.72 $0.60
Profitability
Performance
ROTE (1) 18.77% 16.32% 14.71%
ROTA (1) 1.12% 1.02% 0.87%
Net interest margin 3.73% 3.79% 3.77%
Efficiency ratio 57.7% 59.7% 60.7%
Strong Organic
Balance Sheet
Growth
Trends (2)
Total loan growth (3) 7.0% 6.7% 5.1%
Commercial loan growth (3) 9.8% 9.6% 5.7%
Consumer loan growth 10.2% 6.2% 4.6%
Transaction deposits and customer repo growth (4) 13.3% 5.8% 8.9%
(1) Adjusted results, refer to Appendix for details; (2)Period-end organic growth results (organic reflects adjustments for balances acquired via the Parkvale and CBT acquisitions where applicable); (3) Excludes the Florida commercial portfolio; (4) Excludes time deposits

Earnings Per Share Trends

10%
2012 Year-over-Year
PPNR EPS Growth
17%
2012 Year-over-Year
EPS Growth
(1) Operating results, refer to Appendix for details
Pre-Provision Net Revenue EPS
(1)
$1.45
$1.32
$1.30
$0.75
$0.85
$0.95
$1.05
$1.15
$1.25
$1.35
$1.45
$1.55
2012 2011 2010
$0.84
$0.72
$0.60
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
$0.70
$0.80
$0.90
2012 2011 2010
Operating EPS
(1)

58%
60%
61%
30%
35%
40%
45%
50%
55%
60%
65%
2012 2011 2010
Profitability Trends

Efficiency Ratio
3.73%
3.79%
3.77%
3.00%
3.10%
3.20%
3.30%
3.40%
3.50%
3.60%
3.70%
3.80%
3.90%
2012 2011 2010
Net Interest Margin
18.77%
16.32%
14.71%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
12.00%
14.00%
16.00%
18.00%
20.00%
2012 2011 2010
ROTE (1)
1.12%
1.02%
0.87%
0.00%
0.20%
0.40%
0.60%
0.80%
1.00%
1.20%
2012 2011 2010
ROTA (1)
(1) Operating results, refer to Appendix for details

8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.40%
4.30%
0.90%
3.30%
4.10%
3.10%
5.50%
5.10%
7.60%
5.10%
1.37%
2.80%
4.90%
6.00%
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
FNB Total Loans

14.0%
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
4.3%
3.2%
10.0%
6.7%
5.2%
1.2%
3.4%
11.6%
9.2%
8.7%
6.8%
5.9%
7.2%
8.9%
8.4%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
2Q12
3Q12
4Q12
Core Commercial Portfolio

➢

➢

Industry Leading Loan Growth

14
th
consecutive quarter of total loan growth
15
th
consecutive quarter of Core commercial portfolio growth
(1) Reflects linked-quarter average organic loan growth results on an annualized basis
Total Loans
Over three years of consecutive quarterly organic loan growth accomplished
Core Commercial Portfolio

3.74%
3.80%
0.10%
3.70%
3.70%
0.05%
3.65%
3.66%
0.10%
3.56%
3.73%
0.06%
3.67%
4.00%
3.50%
3.00%
2.50%
2.00%
1Q12
2Q12
3Q12
4Q12
Full Year 2012
Core Net Interest Margin
Accretable Yield

Net Interest Margin Trends 24 Net Interest Margin Trends

Asset Quality Results
(1)

$ in thousands 2012 2011 2010
NPL’s+OREO/Total loans+OREO 1.60% 2.15% 2.74%
Total delinquency 1.64% 2.08% 2.31%
Provision for loan losses (2) $31,302 $33,641 $47,323
Net charge-offs (NCO’s) (2) $27,590 $39,099 $45,858
NCO’s/Total average loans (2) 0.35% 0.58% 0.77%
NCO’s/Total average originated loans 0.41% 0.62% 0.77%
Allowance for loan losses/
Total loans 1.39% 1.54% 1.74%
Allowance for loan losses/
Total non-performing loans (2) 123.88% 94.76% 78.44%
(1) Metrics shown are originated portfolio metrics unless noted as a total portfolio metric (applicable for years 2012 and 2011). “Originated portfolio” or
“Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1, 2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.
(2) Total portfolio metric

Asset Quality Trends

1.60%
2.15%
2.74%
0.00%
0.50%
1.00%
1.50%
2.00%
2.50%
3.00%
2012 2011 2010
NPL's+OREO/
Originated Loans+OREO
(1)
0.41%
0.62%
0.77%
0.00%
0.10%
0.20%
0.30%
0.40%
0.50%
0.60%
0.70%
0.80%
0.90%
2012 2011 2010
NCO's/Average Originated Loans
(1)
(1) “Originated portfolio” or “Originated loans” excludes loans acquired at fair value and accounted for in accordance with ASC 805 (effective January 1,
2009), as the risk of credit loss has been considered by virtue of the Corporation’s estimate of fair value.

Capital Position

Dividend Payout Ratio & Dividend Yield
2012 2011 2010
FNB – Dividend Payout Ratio 61.3% 69.7% 74.0%
Regional Peer Group Median 38.0% 31.1% 40.0%
FNB – Dividend Yield 4.52% 4.24% 4.89%
Regional Peer Group Median 2.93% 2.28% 1.35%
12.2%
10.6%
8.2%
6.0%
12.2%
10.7%
8.3%
6.1%
0.0%
2.0%
4.0%
6.0%
8.0%
10.0%
12.0%
14.0%
Total Risk-Based Tier One Leverage Tangible Common Equity
September 30, 2012 December 31, 2012
Regulatory
“Well-Capitalized”
xxxx
xxxx

28 Acquisition Strategy

Acquisition Strategy

Disciplined and Consistent Acquisition Strategy
Strategy
Disciplined identification and focus on markets that
offer potential to leverage core competencies and
growth opportunities
Criteria
Create shareholder value
Meet strategic vision
Fit culturally
Evaluation
Targeted financial and capital recoupment hurdles
Proficient and experienced due diligence team
Execution
Superior post-acquisition execution
Execute FNB’s proven, scalable, business model
Proven success assimilating FNB’s strong sales culture

Acquisition-Related Expansion

FNB Banking Location (pro-forma)
11th
bank acquisition since
2002 announced
February 19, 2013 (PVFC)
Two currently pending
ANNB: April, 2013
PVFC: 3Q13
Four since 2010 (1)
Nine since 2005 (1)
(1)  Includes two pending acquisitions
Pre-2002
Presence
Additional
Acquisition-Related Expansion
Pittsburgh
MSA Acquisition Expansion
Pending
ANNB Acquisition
Pending
PVFC Acquisition
Pittsburgh
Hermitage
State College
Harrisburg
Cleveland
Scranton
Philadelphia
Erie
Baltimore

Philadelphia
New Jersey
Allentown
Harrisburg
Lebanon
Reading
Lancaster
Paterson
Newark
Maryland
Washington
Delaware
Hagerstown
Frederick
Cape May
Cape May Court House

Natural progression
Consistent with stated expansion strategy
Market opportunity
Attractive demographics
Significant commercial banking opportunities
Excellent retail and wealth opportunities
Access to greater Baltimore and Washington
D.C. markets
Execute FNB’s scalable, proven business
model and strong sales management culture
Establishes a 5th
FNB region (refer to page 5)
Attractive partner
ANNB is a relationship-focused bank with
strong community ties and presence
Annapolis Bancorp, Inc. (ANNB) Opportunity Overview

Source: Deposit and demographic data per SNL Financial; deposits as of June 30, 2012
(1) Includes branch opened October, 2012 in Waugh Chapel
County Branches
Deposits in
Market ($000)
HH Income
($ - 2011)
Anne Arundel, MD (1) 7 298,251 79,692
Queen Anne’s, MD 1 45,107 72,774
FNB Current Wtd Avg. by County 42,350
Annapolis Bancorp (ANNB) (8 branches) (1)
F.N.B. (FNB) (246 branches)
Attractive Market Entry Opportunity
Markets conducive to FNB’s model

Baltimore
Washington
Arlington

Number of Commercial Companies Within 50-Mile Radius of ANNB (2)
Number of Companies
40,000
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
9,693
25,379
35,072
>$5 million
$1-$5 million
Total
Revenue

Annapolis Bancorp, Inc. (ANNB) Market Opportunity

Leverage FNB’s core competencies and proven business model in a high growth market
Execute FNB’s scalable, cross-functional sales management process
Regional model with local decision making, market leaders, credit authority and functional support
Competitive environment : Similar to FNB’s larger markets
Future opportunity for expansion:  25 identified banks in close proximity (1)
Attractive markets present commercial and retail opportunities
Strong demographics present retail, wealth management, private banking and insurance opportunities
Strong commercial opportunities with access to more than 35,000 companies within 50-mile radius
(1) Source: SNL Financial; Includes banks with assets between $200 million and $5 billion with NPA’s/assets<4%; Excludes MHC’s, merger targets and banks with 5 or fewer branches
(2) Source: Hoover’s; Includes companies within a 50-mile radius of ANNB headquarters with revenue >$5 million, between $1 and $5 million and total companies with revenue >$1 million

Ashtabula
Crawford
Trumbull
Mercer
Mahoning
Lawrence
Wayne
Stark
Columbiana
Carroll

Cuyahoga
Geauga
Lake
Lorain
Medina
Portage
Summit
Cuyahoga
Geauga
Lake
Lorain
Medina
Portage
Summit
Parkview Financial Corp. (PVFC) Pro Forma Franchise

Rank Institution (ST)
Number
of
Branches

Deposits in
Market
($mm)

Market
Share
(%)
1 KeyCorp (OH) 76 9,961 19.8
2 PNC Financial Services Group (PA) 81 5,758 11.5
3 TFS Financial Corp (MHC) (OH) 19 5,629 11.2
4 RBS 66 4,421 8.8
5 Huntington Bancshares Inc. (OH) 88 4,212 8.4
6 Fifth Third Bancorp (OH) 64 3,531 7.0
7 FirstMerit Corp. (OH) 67 3,350 6.7
8 JPMorgan Chase & Co. (NY) 42 2,739 5.4
9 U.S. Bancorp (MN) 66 1,979 3.9
10 Dollar Bank FSB (PA) 27 1,663 3.3
14 Pro Forma 15 624 1.2
14 PVF Capital Corp. (OH) 12 564 1.1
27 F.N.B. Corp. (PA) 3 60 0.1
Totals (1-10) 596 43,243 86.0
Totals (1-39) 723 50,255 100.0
Cleveland, OH MSA
Source: SNL Financial and Microsoft MapInfo
Deposit data as of 6/30/2012 and pro forma for pending and completed transactions
WV
Pro Forma Branch Franchise
Branch Overlap
Distance Branches % of Franchise
< 1 mi: 1 6.3%
< 5 mi: 3 18.8%
FNB (246)
ANNB (8)
PVFC (16)
FNB Headquarters Pittsburgh MSA
Cleveland MSA Baltimore MSA

59,240
65,169
52,149
Pittsburgh
MSA
Baltimore
MSA
Cleveland
MSA
7.2%
7.0%
6.5%
Pittsburgh
MSA
Baltimore
MSA
Cleveland
MSA
1,001
1,043
852
Pittsburgh
MSA
Baltimore
MSA
Cleveland
MSA
Parkview Financial Corp. (PVFC) Market Opportunity
Total Households - 2011 (000) Businesses (2)
Unemployment Rate (1)
Source: SNL Financial
(1) As of December 2012
(2) Per U.S. Census Bureau
• Third consecutive acquisition in a major MSA
• Cleveland, Pittsburgh and Baltimore have an aggregate population of 7.1 million, significant commercial lending opportunities and favorable demographics
• The Cleveland market is conducive to FNB’s commercial banking model and strong cross sell culture
Opportunity to replicate FNB’s proven Pittsburgh success in a market with similar characteristics
Significantly enhances number of commercial banking prospects within FNB footprint
Retail locations in attractive markets expected to benefit consumer banking, Wealth Management and Private Banking
Strong Opportunity
Expansion in Cleveland Market

35 Investment Thesis

Long-Term Investment Thesis

Long-Term Investment Thesis:
Targeted EPS Growth 5-6%
Expected Dividend Yield
(Targeted Payout Ratio 60-70%)
4-6%
Total Shareholder Return 9-12%
FNB’s long-term investment thesis reflects a commitment to efficient capital management and creating value for our shareholders

Relative Valuation Multiples

FNB
Regional Peer
Group Median
National Peer
Group Median
(1)
Price/Earnings Ratio
(2)
FY13 Consensus EPS (FNB=$0.86) 13.6x 14.0x 14.4x
FY 14 Consensus EPS (FNB=$0.92) 12.7x 13.0x 13.8x
Price/Tangible Book Value
(2)
2.4x 1.6x 1.5x
Price/Book Value
(2)
1.2x 1.1x 1.1x
Dividend Yield
(2)
4.1% 2.8% 2.4%
per SNL Financial: Price/Earnings Ratio based on analyst consensus estimates for FNB and peers; (1) National peer group consists of banks with assets between $5 and $25 billion; (2) As of February 20, 2013 closing prices (FNB=$11.62)
FNB has a modest P/E valuation relative to peers given its higher-quality earnings stream, stronger dividend yield and future growth potential

FNB Among Top Performing Banks

Notes:  Data per SNL Financial and FNB.  Year-to-date performance represents Full Year 2012.  Relative valuation metrics and total return as February 20, 2013.
FNB ROTCE represents operating ROTCE – refer to Supplemental Information.
Assets
($ billions) ROTCE (%)
Efficiency
Ratio (%)
Net Charge
Offs (%)
Net
Interest
Margin Price/TBV (x)
Price/ 2013E
EPS (x)
Dividend
Yield (%)
Total Return
3 Yr (%)
Peer Median Results
Regional Peer Group $9.6 11.86 60.2           0.55 3.73 1.57x 12.86x 2.82 28.47
Top 100 Banks/Thrifts Based on Asset Size $14.1 11.82 62.2           0.46 3.58 1.47x 12.59x 2.26 25.63
Top 100 Trading at > 2.0x Tangible Book $14.6 16.75 55.9           0.23 3.56 2.20x 12.10x 2.72 42.96
F.N.B. Corporation $12.0 18.77 57.7      0.35 3.73 2.36x 12.68x 4.13 83.73
Year-to-Date Performance Relative Valuation/Total Return

20%
18%
16%
14%
12%
10%
8%
6%
2013E Projected ROATE (2)
$R^2 = 0.783$
F.N.B. Corporation
Based on consensus estimates for 2013 ROATE, FNB's implied P/TBV is approximately 2.60x [2]
0.50x
0.75x
1.00x
1.25x
1.50x
1.75x
2.00x
2.25x
2.50x
2.75x
Price/Tangible Book Value

Relative Valuation Analysis
Where a bank trades relative to tangible book value is highly correlated with its projected return on tangible capital
Source: SNL Financial as of 2/20/13; Note: Data set above includes FNB’s regional peer group; (1)R-squared represents the percentage of the variation in price to tangible book value (P/TBV) that can be explained by variation in 2013E projected return on average tangible equity (ROATE); (2)Based on consensus mean estimates for FY2013.

01/03/11
02/03/11
03/03/11
04/03/11
05/03/11
06/03/11
07/03/11
08/03/11
09/03/11
10/03/11
11/03/11
12/03/11
01/03/12
02/03/12
03/03/12
04/03/12
05/03/12
06/03/12
07/03/12
08/03/12
09/03/12
10/03/12
11/03/12
12/03/12
01/03/13
02/03/13

Relative Valuation – Price/TBV Trends
FNB consistently trades at a premium to regional and national peers based on price to tangible book value per share
(1)
(1) Market data per SNL Financial as of February 21, 2013.

0.00
0.50
1.00
1.50
2.00
2.50
3.00
Price/Tangible Book Value
FNB Regional Peers National Peers

41 Supplemental Information

Supplemental Information Index
Diversified Loan Portfolio
Deposits and Customer Repurchase Agreements
Investment Portfolio
Loan Risk Profile (December 31, 2012)
Regency Finance Company Profile
Marcellus and Utica Shale Exposure and Focus
Regional Peer Group Listing
GAAP to Non-GAAP Reconciliation

Diversified Loan Portfolio

Note: Balance, CAGR and % of Portfolio based on period-end balances
12/31/12 CAGR % of Portfolio
($ in millions)
Balance
12/08-
12/12
12/31/08 12/31/12
C&I $1,602 14.1% 16% 20%
CRE:  Non-Owner Occupied 1,381 4.0% 17% 15%
CRE:  Owner Occupied 1,258 8.8% 16% 17%
Commercial Leases 130 22.9% 1% 2%
Total Commercial $4,371 9.4% 50% 54%
Consumer Home Equity 1,742 10.1% 21% 21%
Residential Mortgage 1,045 17.6% 10% 13%
Indirect 568 2.8% 9% 7%
Other 172 2.8% 3% 2%
Regency 171 1.4% 3% 2%
Florida 69 -27.1% 5% 1%
Total Loan Portfolio $8,138 8.6% 100% 100%
Well diversified portfolio
Strong growth results driven by commercial loan growth
$8.1 Billion Loan Portfolio
December 31, 2012
Commercial &
Industrial 20%
Consumer
Home Equity
21%
Residential
Mortgage  13%
Indirect  7%
Other  2%
Regency  2%
Florida  1%
Commercial
Leases 2%
CRE: Owner
Occupied  17%
CRE: Non-
Owner
Occupied  15%

Non-Interest
Bearing 18%
Savings, NOW,
MMDA 46%
Customer
Repos 10%
Time Deposits
26%
Deposits and Customer Repurchase Agreements

Note: Balance, CAGR and % of Portfolio based on period-end balances; (1) Transaction deposits include savings, NOW, MMDA and non-interest bearing deposits; (2) December 31, 2008 through December 31, 2012;
12/31/2012 CAGR Mix %
($ in millions)
Balance
12/08-
12/12 12/31/08 12/31/12
Savings, NOW, MMDA $4,591 13.0% 44% 46%
Time Deposits 2,536 2.3% 36% 26%
Non-Interest Bearing 1,738 17.3% 14% 18%
Customer Repos 1,025 25.4% 6% 10%
Total Deposits and
Customer Repo Agreements $9,890 11.2% 100% 100%
Transaction Deposits (1) and
Customer Repo Agreements $7,354 16.5% 64% 74%
Loans to Deposits and Customer Repo Agreements Ratio =
82% at December 31, 2012
New client acquisition and relationship-based focus reflected in favorable deposit mix
– 16.5% average growth for transaction deposits and customer repo agreements
(2)
– 74% of total deposits and customer repo agreements are transaction-based deposits
(1)
$9.9 Billion Deposits and
Customer Repo Agreements
December 31, 2012

% Ratings
($ in millions
(1)
) Portfolio Investment %
Agency MBS $1,055 46% AAA 100%
Highly Rated $2.3 Billion Investment Portfolio
December 31, 2012
CMO Agency 604 26% AAA  100%
Agency Senior Notes 383 17% AAA 100%
Municipals 172 7%
AAA
AA
A
BBB
2%
88%
9%
1%
Trust Preferred
(2)
30 1%
A
BBB
BB
B
CCC
C
2%
5%
15%
16%
9%
53%
Short Term 23 1% AAA 100%
CMO Private Label 17 1%
AA
A
BBB
BB
CCC
18%
13%
23%
24%
22%
Corporate 15 1%
A
BBB
70%
30%
Bank Stocks 2 - Non-Rated
Commercial MBS 1 - AAA 100%
US Treasury 1 - AAA 100%
Total Investment Portfolio $2,302 100%
Investment Portfolio

(1) Amounts reflect GAAP; (2) Original cost of $106 million, adjusted cost of $43 million, fair value of $30 million
AAA, 89.9%
AA, 6.8%
A, 1.2%
BBB,BB,B
CCC,CC,C
Non-Rated
2%
– Highly rated with an average rating of AA and 97.9%
of the portfolio rated A or better
– General obligation bonds = 99.5% of portfolio
– 77.4% from municipalities located throughout
Pennsylvania
97% of total portfolio rated AA or better
Relatively low duration of 2.7
Municipal bond portfolio

Loan Risk Profile
(1) Originated portfolio metric
$ in millions Balance 12/31/12 % of Loans NPL's/Loans
(1)
Net Charge-
Offs/Loans
(1)
Total Past
Due/Loans
(1)
Commercial and Industrial $1,602,314 19.7% 0.39% 0.43% 0.89%
CRE:  Non-Owner Occupied 1,380,671 17.0% 1.17% 0.15% 1.43%
CRE:  Owner Occupied 1,257,747 15.5% 1.94% 0.37% 2.17%
Home Equity and Other Consumer 1,874,410 23.0% 0.46% 0.14% 0.89%
Residential Mortgage 1,045,319 12.8% 1.04% 0.07% 3.39%
Indirect Consumer 567,561 7.0% 0.19% 0.36% 1.14%
Regency Finance 170,999 2.1% 3.99% 3.58% 3.49%
Commercial Leases 130,133 1.6% 0.74% 0.23% 2.03%
Florida 68,627 0.8% 17.30% 1.08% 17.30%
Other 39,938 0.5% 6.76% 1.70% 8.89%
Total $8,137,719 100.0% 1.12% 0.41% 1.64%

Conservatively run consumer finance business with over 80 years of consumer lending experience
Good credit quality: Year-to-date net charge-offs to average loans of 3.58%
Strong returns: Full Year 2012: ROA 3.44%, ROE 36.33%, ROTE 40.88%
Regency Finance Company Profile
(1)
Return on average tangible common equity (ROTCE) is calculated by dividing net income less amortization of intangibles by average common equity less average intangibles.
Tennessee
Ohio
Pennsylvania
Kentucky

71 Locations
Spanning Four
States
Regency Finance Company
$171 Million Loan Portfolio
86% of Real Estate Loans are First Mortgages
59%
27%
14%
Direct Real Estate Sales Finance

Utica Shale Well Locations
Number of Wells
Wells
0
1-5
6-10
11-15
16-20
21-25
26+

Unconventional Well Drilling Permits
Permit Year
MCOR

✓

✓

✓

Marcellus and Utica Shale Exposure

(1) Sources: www.marcellus.psu.edu, retrieved January 29, 2013; (2) www.dnr.state.oh.us, retrieved May 31, 2012; (3) Sterne Agee June 7, 2010 and FBR
Capital Markets, March 2, 2011.
FNB Banking Locations
Pennsylvania
Ohio
FNB is well-positioned in the Marcellus Shale and Utica
Shale regions with a Pennsylvania footprint that closely
aligns with the Marcellus Shale concentration and
exposure to the Utica Shale region in Ohio.
FNB has been noted by analysts as being one of the
best geographically positioned banks to benefit from
the Marcellus Shale.
(3)
This presents opportunity for FNB given the expected
positive economic lift across much of FNB’s footprint.
Ohio Utica Shale Well Locations (2)
(1)

Marcellus and Utica Shale FNB Strategic Focus

Opportunity for FNB relates to potential indirect and induced economic benefits across footprint
Direct Effect:
Oil and Gas
Directly associated with the extraction, processing and
delivery of the gas
Drilling, extraction and support activities
Indirect Effect:
Supply Chain
Provides goods and services to the energy industry
e.g.: Iron and steel, transportation, commodity traders,
heavy equipment, surveyors, utilities, rig parts,
attorneys, real estate, machinery manufacturers, etc.
Induced Benefit:
Consumption
Resulting benefit to industries and individuals from positive direct and indirect effects
e.g.: Higher education, travel, housing, food and drink,
entertainment, utilities, etc.
FNB
Strategic Focus:
Supply Chain and
Consumption

Regional Peer Group Listing

ASBC Associated Bancorp NPBC National Penn Bancshares, Inc.
CBSH Commerce Bancshares, Inc. ONB Old National Bancorp
CBU Community Bank Systems, Inc. PRK Park National Corp
CHFC Chemical Financial Corp. PVTB Private Bancorp, Inc.
CRBC Citizens Republic Bancorp, Inc. SBNY Signature Bank
CSE CapitalSource, Inc. SUSQ Susquehanna Bancshares, Inc.
FCF First Commonwealth Financial TCB TCF Financial Corp.
FFBC First Financial Bancorp, Inc. UBSI United Bankshares, Inc.
FMBI First Midwest Bancorp, Inc. UMBF UMB Financial Corp.
FMER First Merit Corp. VLY Valley National Bancorp
FULT Fulton Financial WSBC WesBanco, Inc.
MBFI MB Financial, Inc. WTFC Wintrust Financial Corp.
NBTB NBT Bancorp, Inc.

GAAP to Non-GAAP Reconciliation

Return on Average Tangible Equity
Return on Average Tangible Assets
December 31, 2012 September 30, 2012 December 31, 2011 2012 2011
Net income $28,955 $30,743 $23,737 $110,410 $87,047
Return on average tangible equity
Net income, annualized $115,189 $122,304 $94,175 $110,410 $87,047
Amortization of intangibles, net of tax, annualized 5,800                       5,798                       4,689                       5,938                  4,698
$120,989 $128,102 $98,864 $116,348 $91,745
Average shareholders' equity $1,400,429 $1,385,282 $1,219,575 $1,376,493 $1,181,941
Less: Average intangible assets 715,962                  714,501                  599,352                  717,031              599,851
Average tangible equity $684,467 $670,781 $620,223 $659,462 $582,089
Return on average tangible equity 17.68% 19.10% 15.94% 17.64% 15.76%
Return on average tangible assets
Net income, annualized $115,189 $122,304 $94,175 $110,410 $87,047
Amortization of intangibles, net of tax, annualized 5,800                       5,798                       4,689                       5,938                  4,698
$120,989 $128,102 $98,864 $116,348 $91,745
Average total assets $11,988,283 $11,842,204 $9,947,884 $11,782,821 $9,871,164
Less: Average intangible assets 715,962                  714,501                  599,352                  717,031              599,851
Average tangible assets 11,272,320 $           11,127,704 $           9,348,532 $             11,065,789 $       9,271,313 $
Return on average tangible assets 1.07% 1.15% 1.06% 1.05% 0.99%
For the Quarter Ended Year Ended December 31

GAAP to Non-GAAP Reconciliation

Operating Return on Average Tangible Equity
Operating Return on Average Tangible Assets
December 31, 2012 September 30, 2012 December 31, 2011 2012 2011 2010
Operating net income
Net income $28,955 $30,743 $23,737 $110,410 $87,047 $74,652
Add: Merger and severance costs, net of tax (3)                            57                           255                         5,203                  3,238                  402
Add: Litigation settlement accrual, net of tax 1,950                       1,950
Add: Branch consolidation costs, net of tax 1,214                       1,214
Less: Gain on sale of building 942                          942
Less: One-time pension expense credit 6,853
Operating net income $32,116 $29,858 $23,992 $117,835 $90,285 $68,201
Operating diluted earnings per share
Diluted earnings per share $0.21 $0.22 $0.19 $0.79 $0.70 $0.65
Add: Merger and severance costs, net of tax -                          -                          -                         0.04                     0.02                     -
Add: Litigation settlement accrual, net of tax 0.01                         -                          -                         0.01                     -                      -
Add: Branch consolidation costs, net of tax 0.01                         -                          -                         0.01                     -                      -
Less: Gain on sale of building -                          0.01                         0.01
Less: One-time pension expense credit -                          -                          -                         -                      -                      0.05
Operating diluted earnings per share $0.23 $0.21 $0.19 $0.84 $0.72 $0.60
Operating return on average tangible equity
Operating net income (annualized) $127,762 $118,784 $95,183 $117,835 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,800                       5,798                       4,689                      5,938                  4,698                  4,364
$133,562 $124,582 $99,873 $123,773 $94,983 $72,565
Average shareholders' equity $1,400,429 $1,385,282 $1,219,575 $1,376,493 $1,181,941 $1,057,732
Less: Average intangible assets 715,962                  714,501                  599,352                 717,031              599,851              564,448
Average tangible equity $684,467 $670,781 $620,223 $659,462 $582,089 $493,284
Operating return on average tangible equity 19.51% 18.57% 16.10% 18.77% 16.32% 14.71%
Operating return on average tangible assets
Operating net income (annualized) $127,762 $118,784 $95,183 $117,834 $90,285 $68,201
Amortization of intangibles, net of tax (annualized) 5,800                       5,798                       4,689                      5,938                  4,698                  4,364
$133,562 $124,582 $99,873 $123,772 $94,983 $72,565
Average total assets $11,988,283 $11,842,204 $9,947,884 $11,782,821 $9,871,164 $8,906,734
Less: Average intangible assets 715,962                  714,501                  599,352                 717,031              599,851              564,448
Average tangible assets 11,272,320 $           11,127,704 $           9,348,532 $            11,065,789 $       9,271,313 $         8,342,286 $
Operating return on average tangible assets 1.18% 1.12% 1.07% 1.12% 1.02% 0.87%
For the Quarter Ended Year Ended December 31

GAAP to Non-GAAP Reconciliation

Pre-Provision Net Revenue
2012 2011 2010
Pre-Provision Net Revenue (PPNR)
Net interest income (FTE) $380,233 $324,404 $291,642
Non-interest income 131,463                      119,918                      115,972
Non-interest expense 318,829                      283,734                      251,103
Pre-Provision Net Revenue $192,867 $160,588 $156,511
Less: Non-operating non-interest income (172)                            3,587                          621
Add:  Non-operating non-interest expense 11,159                        8,310                          (7,655)
Operating Pre-Provision Net Revenue $204,198 $165,312 $148,235
PPNR Earnings per Diluted Share $1.45 $1.32 $1.30
Non-Operating Items Detail
Branch consolidation costs -$1,713 -
Gain on sale of building 1,449
Net securities gains/losses/OTTI 92 $3,587 $621
Non-interest income non-operating items -$172 $3,587 $621
Merger and severance $8,004 $4,982 $619
Branch consolidation costs 155
Litigation accrual 3,000
FHLB pre-pay penalty 3,328 2,269
One-time pension credit -10,543
Non-interest expense non-operating items $11,159 $8,310 -$7,655
Year Ended December 31